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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                                   APRIL 22, 1999
                 Date of Report (Date of Earliest Event Reported):





                               BILLING CONCEPTS CORP.
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               (Exact name of registrant as specified in its charter)



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
          DELAWARE                                  0-28536                       74-2781950
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(State or other jurisdiction of                   (Commission                   (I.R.S. Employer
incorporation or organization)                    File Number)                  Identification No.)



7411 JOHN SMITH DRIVE, SUITE 200
     SAN ANTONIO, TEXAS                                                           78229
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(Address of principal executive offices)                                        (Zip Code)
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                                   (210) 949-7000
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                (Registrant's Telephone Number, Including Area Code)








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ITEM 5. OTHER EVENTS.

        On April 22, 1999, Billing Concepts Corp., a Delaware corporation (the "Company"), announced that its Board of Directors has approved a plan to separate its LEC Billing and Systems and Software divisions into two separate public companies.

        The Company's News Release issued on April 22, 1999 announcing approval by the Board of Directors of the plan to separate the LEC Billing and Systems and Software divisions is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.
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
               Exhibit 99.1 News Release issued by Billing Concepts Corp. on April 22, 1999 regarding the proposed plan to separate the LEC Billing and Systems and Software divisions of the Company (filed herewith)
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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BILLING CONCEPTS CORP.
                                        (Registrant)



Date:  April 28 , 1999                  By:  /s/ Parris H. Holmes, Jr.
            ----                           ------------------------------------
                                           Parris H. Holmes, Jr.
                                           Chairman of the Board
                                           and Chief Executive Officer





                                    Page 2 of 3
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                                 INDEX TO EXHIBITS
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
     EXHIBIT NUMBER
     --------------
     99.1 News Release issued by Billing Concepts Corp. on April 22, 1999 regarding the proposed plan to separate the LEC Billing and Systems and Software divisions of the Company (filed herewith)
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                                    Page 3 of 3